SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 26, 2007

THE MILLS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-12994	52-1802283
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

5425 Wisconsin Avenue

Suite 500

Chevy Chase, MD 20815

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (301) 968-6000

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

THE MILLS CORPORATION

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In a letter to the New York Stock Exchange (the “NYSE”) dated February 21, 2007, The Mills Corporation (the “Company”) requested an additional extension of its trading period through April 2, 2007. In a letter dated February 26, 2007, the NYSE granted the Company’s request to extend the additional trading period through April 2, 2007, subject to reassessment on an ongoing basis. In granting the extension, the NYSE noted that it would closely monitor the Company’s progress in connection with filing its 2005 Form 10-K and that failure to make progress could result in suspension of the Company’s listing privileges prior to April 2, 2007. In addition, in the event that the Company does not complete its 2005 Form 10-K filing with the SEC by April 2, 2007, the NYSE said it will move forward with the initiation of suspension and delisting procedures for the Company’s listed securities. On March 2, 2007, the Company filed with the SEC a Notification of Late Filing on Form 12b-25 (the “Notification”) to indicate that its 2006 Form 10-K also will be filed late. Based on discussions with officials of the NYSE, the Company understands that, assuming that its 2005 Form 10-K is filed by April 2, 2007, the Company will have six months after the 2006 Form 10-K filing due date to file its 2006 Form 10-K with the SEC. If the Company were to fail to file its 2006 Form 10-K within such period, then upon the request of the Company the NYSE may, in its sole discretion, allow the Company’s securities to trade for up to an additional six months depending on specific circumstances, as outlined in Section 802.01E of the NYSE Listed Company Manual. If the NYSE determined that an additional six-month trading period was not appropriate, suspension and delisting procedures would commence. If the NYSE determined that an additional trading period of up to six months was appropriate and the Company failed to file its annual report by the end of that period, suspension and delisting procedures would generally commence.

Until the Company is current with all of its annual and interim SEC filing requirements, the NYSE will identify the Company as a late filer on the NYSE’s website and consolidated tape by affixing the letters “LF” to all of the Company’s listed issues.

Although the Company is working diligently to complete its 2005 Form 10-K, no assurance can be given that its 2005 Form 10-K will be filed by April 2, 2007.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MILLS CORPORATION

By:	/s/ RICHARD J. NADEAU
Name:	Richard J. Nadeau
Title:	Executive Vice President and Chief Financial Officer

Date: March 2, 2007

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